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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   December 18, 2007

                           Global Resource Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                       000-50944                84-156582
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(State or other jurisdiction    (Commission File Number)      IRS Employer
      of incorporation)                                    Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey   08091
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               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                      --------------

         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry Into a Material Definitive Agreement.

On December 21, 2007 the Company entered into a certain Securities Purchase Agreement with Professional Offshore Opportunity Fund, Ltd. ("PROOF") pursuant to which PROOF agreed to purchase 1,250,000 shares ("Shares") of the Company's Common Stock at a price of $1.00 per share together with Warrants ("Warrants") for the purchase of 625,000 additional shares ("Warrant Shares") at an exercise price of $1.50 per share. Of the gross proceeds of $1,250,000, $1,000,000 is being paid to the Company while the balance, $250,000 is being held in escrow (the "Escrow"), together with the 250,000 shares being purchased thereby, pending certain future events. In addition, the Company has issued to the Escrow an additional 650,000 shares to be delivered to PROOF or returned to the Company, depending upon those certain future events (the "Trigger Event"). The Trigger Event will occur if (i) the Company does not file and have an effective registration statement for the Shares, Warrants and Warrant Shares by June 30, 2008 or (ii) in the event that during the period of six months from the date of Closing, the market price of the Company's Common Stock has a closing price of less than $1.00. In case of either Trigger Event, the Escrow is authorized to transfer to PROOF the 650,000 escrowed shares. In addition, PROOF may, at its option, instruct the Escrow to (i) pay over (to PROOF) the escrowed $250,000 of proceeds and (ii) return to the Company the 250,000 escrowed shares.


Item 1.02         Termination of a Material Definitive Agreement.

As reported in Form 8-K filed October 16, 2007, the Company revived an Agreement which had previously expired for the sale of shares of its Common Stock to Mercatus & Partners, Limited ("Mercatus"), a private limited company organized and existing under the laws of the United Kingdom, having an address of Via S. Roberto Bellarmino #4, 00142 Roma, Italy. The proposed transaction was for the placement of shares of its Common Stock to a value of $2,000,000. The original agreement had expired on March 31, 2007. Following protracted discussions, on October 16, 2007 the Company agreed to revive the Agreement, with certain modifications, and the parties executed an Addendum to the original Agreement.

Under the revived Agreement and Addendum, Mercatus was to have purchased shares to the total of $2,000,000 on or before November 30, 2007. The Company had deposited 2,665,666 shares of its Common Stock in escrow, with any unpurchased balance of such shares as of November 30th to be returned for cancellation.

Mercatus failed to make any of the installment payments as promised and did not complete any of the purchase by November 30, 2007. The Company no longer has any confidence in Mercatus, has advised Mercatus that the Agreement has expired and will not be extended or further revived, and has demanded a return of the 2,665,666 shares which were escrowed.

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Item 3.02         Unregistered Sales of Equity Securities.

Preferred Stock
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On December 18, 2007 the Company certificated and physically issued the 1,000 shares of the MJACC Series of Convertible Preferred Stock to M J Advanced Corporate Communications, Inc. ("MJACC"). (The shares had been "issued" in uncertificated form following the settlement agreement of March 28, 2007.) The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

Common Stock
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On October 31, 2007 the Company issued 2,500 shares to an accredited investor for an investment of $5,000. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On December 5, 2007 the Company issued 22,500 shares to a military sales consultant in payment for consulting fees of $45,000. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended. Also on December 5, 2007 the Company issued 55,000 shares of its Common Stock to a second military sales consultant in payment for consulting fees of $55,000. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On December 17, 2007 the Company issued 100,000 shares of its Common Stock to the three plaintiffs in settlement of the pending litigation (see Item 8.01 below). The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended. Also on December 17, 2007 the Company issued 400,000 shares of its Common Stock to M J Advanced Corporate Communications, Inc., pursuant to an agreement dated March 28, 2007, relating to services rendered in connection with the defense of the litigation and its settlement. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On December 20, 2007 the Company issued a total of 1,900,000 shares of its Common Stock in connection with the Securities Purchase Agreement (see Item 1.01 above), of which 1,000,000 shares are to be delivered to PROOF upon the release of $1,000,000 of the purchase proceeds and the other 900,000 (250,000 shares and 650,000 shares respectively) are to be held in escrow. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.


Item 8.01         Other Events.

On December 11, 2007 the Court in the previously reported litigation (Starr Consulting, Inc. et al v. Global Resources Corp. et al) entered its order re-opening the litigation and permitting the Company to defend. Also on December 11, 2007, the Company entered into a settlement agreement with the plaintiffs, whereby the plaintiffs terminated the litigation with prejudice and gave the Company a general release, while the Company issued to the plaintiffs 100,000 shares of its Common Stock.


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On December 17, 2007, the Company entered into a Letter of Intent with Warwick
Communications, Inc. ("Warwick"), a Canadian corporation based in Calgary, for the issuance of an exclusive, royalty-free license to Warwick to utilize the Company's microwave technology in Canada for a term of 20 years. Execution of a definitive agreement and issuance of the license is subject to a demonstration, acceptable to the licensee, of the continuous operation of the initial 1 Ton machine, anticipated to occur between January 22, 2008 and February 28, 2008. Under the license, when and if issued, Warwick will be obligated to purchase one operational plant per year for the first five years with orders aggregating US$25,000,000 at the end of the 5 years. The first plant is to be ordered within 60 days after the acceptable continuous operation test and to be delivered by October 1, 2008. If Warwick meets the quota, it will earn the right to negotiate for the manufacture of the plants in Canada. Payment for the license will be by issuance of 2,000,000 shares of Warwick's Common Stock, together with 2 warrants; one to purchase 1,000,000 additional shares of Warwick's Common Stock at a price of US$.50 per share and the other to purchase 750,000 shares of Warwick's Common Stock at a price of US$1.00 per share. Warwick is currently engaged in publishing, but is in the process of entering the energy field. Although not yet financially capable of meeting the requirements of the proposed license, Warwick is negotiating with potential sub-licensees, developing contacts with investors, and seeking companies which will utilize the machines and the technology and expects to be in acceptable financial posture by the date of the issuance of the license (although there is no assurance).


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 10.6    Securities Purchase Agreement
        10.7    Warrant
        10.8    Registration Rights Agreement
        10.9    Escrow Agreement


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBAL RESOURCE CORPORATION


                                         By: /s/ Frank G. Pringle,
                                             -------------------------
                                             President
December 21, 2007





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